EXHIBIT 99-2

                      PRESS RELEASE DATED DECEMBER 3, 2003



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CIROND
   MAKING WIRELESS WORK                                [WINC 2.0 LOGO]


                                                           FOR IMMEDIATE RELEASE

                                                       Contact: Geof Wheelwright
                                                Corporate Communications Manager
                                                              Cirond Corporation
                                                             Tel: (866) 824-7662




                   CIROND ANNOUNCES RELEASE DATE FOR WINC 2.0

        SECOND GENERATION WIRELESS CONNECTIVITY TOOL WILL BE AVAILABLE ON JANUARY 30TH, 2004 TO PROVIDE BEST-IN-CLASS 80211.X-BASED CONNECTIVITY
                       FOR MICROSOFT WINDOWS-BASED SYSTEMS

SAN JOSE, CALIFORNIA - (DECEMBER 3, 2003) - Cirond Corporation (OTCBB: CROO.ob), will begin shipping its second-generation wireless connectivity tool - WiNc 2.0
- on January 30th, 2004. WiNc 2.0 provides support for a broader set of wireless network cards and has been redesigned for greater ease of use.

"From the outset, we designed WiNc to be the best tool for finding and connecting to 802.11-based networks using a Windows-based desktop PC, notebook computer or Tablet PC," said Nicholas Miller, president and CEO of Cirond Corporation. "Now users can not only find and connect to those networks, but they can manage their connections in a more efficient way, enjoy improved performance, find support for a wider range of wireless network adapters and more quickly get working with their wireless network of choice.

In addition, the look of the new WiNc 2.0 wireless connectivity tool can be customized using software "skins". Also, users will be able to save lists of available networks and will find support for Windows domain logon. The enhanced design of the product also makes it simple to instantly check Internet availability on a given wireless network - and to quickly toggle between settings using new Toolbar buttons.

In addition, WiNc 2.0 users will be able to customize their view of networks and adapters so that they see as little or as much information as they want. Finally, WiNc 2.0 includes integrated Ping/Trace routing, providing a utility for connectivity diagnosis.

WiNc 2.0 will be available from Cirond's value added resellers and partners and also from the company's Web site at HTTP://WWW.CIROND.COM for a price of $19.95 starting on January 30, 2004. It will be a key element of a number of partnered products, as well as being a vital component of WiNc Manager 2.0 - Cirond's next-generation wireless network management and security solution:. A free, 30-day trial version of the product will also be available from the Cirond Web site.


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CIROND CORPORATION ANNOUNCES WINC 2.0                                     PAGE 2

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FOR CIROND CORPORATION
Forward looking statements as set forth in this press release are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by or on behalf of the Company. The Company disclaims any obligation to update forward looking statements. These statements are subject to risks and uncertainties, including without limitation, the price/performance requirements of customers, the ability to sell products incorporating the technology, the impact and pricing of competing technologies, the introduction of alternative technological solutions, and other risks detailed from time-to-time in Cirond's SEC filings and reports.

ABOUT CIROND

SAN JOSE, CALIFORNIA-BASED CIROND CORPORATION IS DEDICATED TO MAKING 802.11-BASED WIRELESS NETWORKS EASIER TO INSTALL AND WORK MORE EFFECTIVELY FOR CORPORATIONS, SMALL BUSINESSES, PROFESSIONALS AND CONSUMERS. CIROND PRODUCTS INCLUDE WINC MANAGER 2.0, POCKETWINC (FOR USE ON POCKET PC-BASED HANDHELD COMPUTERS) AND WINC 2.0 (DESIGNED FOR ALL VERSIONS OF WINDOWS FROM WINDOWS 98 SECOND EDITION TO WINDOWS XP). CIROND PRODUCTS ARE AVAILABLE DIRECTLY THROUGH THE COMPANY'S WEB SITE AT HTTP://WWW.CIROND.COM OR THROUGH ITS NETWORK OF VALUE ADDED RESELLERS. CIROND: MAKING WIRELESS WORK.



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